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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              -------------------


       Date of Report (Date of earliest event reported): December 8, 2003

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                1-12387              76-0515284
(State or other jurisdiction of  (Commission         (I.R.S. Employer of
 incorporation or organization)  File Number)  Incorporation Identification No.)




              500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS         60045
                (Address of Principal Executive Offices)        (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 8, 2003, Tenneco Automotive Inc. announced that it has priced a private offering of $125 million of 10.25 percent Senior Secured Notes due July 15, 2013, which was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
-----------     -----------

99.1            Press release issued December 8, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO AUTOMOTIVE INC.


Date: December 9, 2003                        By:  /s/ Kenneth R. Trammell
                                                 -----------------------------
                                                 Kenneth R. Trammell
                                                 Senior Vice President and
                                                 Chief Financial Officer